EXHIBIT 99.1

Certification of Chief Executive Officer

            Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of AutoZone, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

        (i)        the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended May 10, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
        (ii)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 10, 2003                                                              /s/ Steve Odland
                                                                                          Steve Odland
                                                                                          Chairman, President and
                                                                                          Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

  A signed original of this written statement required by Section 906 has been provided to AutoZone, Inc. and will be retained by AutoZone, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Chief Financial Officer

            Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of AutoZone, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

(i)        the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended May 10, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 10, 2003                                                       /s/ Michael Archbold

                                                                                  Michael Archbold
                                                                                  Senior Vice President and
                                                                                  Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

A signed original of this written statement required by Section 906 has been provided to AutoZone, Inc. and will be retained by AutoZone, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.